RAVEN INDUSTRIES BOLDLY INVESTING FOR EXCEPTIONAL GROWTH Investor Day 2019 1

TODAY’S PRESENTERS RAVEN INDUSTRIES DAN RYKHUS STEVEN BRAZONES LON STROSCHEIN ANTHONY SCHMIDT President & Chief Vice President & Director of Corporate VP & General Manager, Executive Officer Chief Financial Officer Development Raven Engineered Films 2

TODAY’S AGENDA INVESTOR DAY 2019 10:30 AM Presentation 11:15 AM Q&A 12:00 PM Lunch 12:45 PM Adjourn 3

FORWARD LOOKING STATEMENTS RAVEN INDUSTRIES, INC. Safe Harbor Statement ▪ Certain matters discussed may include 'forward looking statements' as that term is defined under the Private Securities Litigation Reform Act of 1995. Since such statements reflect our current expectations, actual results may differ as they are subject to the kinds of risks that are enumerated in the Company’s Securities and Exchange Commission (SEC) filings. ▪ Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions when made, there is no assurance that such assumptions are correct or that these expectations will be achieved. Assumptions involve important risks and uncertainties that could significantly affect results in the future. These risks and uncertainties include, but are not limited to, those relating to weather conditions, which could affect sales and profitability in some of the Company's primary markets, such as agriculture and construction and oil and gas drilling; or changes in raw material availability, commodity prices, competition, technology or relationships with the Company's largest customers, risks and uncertainties relating to development of new technologies to satisfy customer requirements, possible development of competitive technologies, ability to scale production of new products without negatively impacting quality and cost, risks of operating in foreign markets, risks relating to acquisitions, including risks of integration or unanticipated liabilities or contingencies, and ability to finance investment and net working capital needs for new development projects, any of which could adversely impact any of the Company's product lines, risks of litigation, as well as other risks described in Item 1A., Risk Factors, of the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2019. The foregoing list is not exhaustive and the Company disclaims any obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements. Past financial performance may not be a reliable indicator of future performance and historical trends should not be used to anticipate results or trends in future periods. ▪ The Company disclaims any obligation to subsequently revise any forward-looking statements to reflect actual events or circumstances after the date of such statements. 4

DAN RYKHUS PRESIDENT & CHIEF EXECUTIVE OFFICER Investor Day 2019 5

BUSINESS MODEL & STRATEGY WORKING TOGETHER AS ONE RAVEN ▪ We intentionally serve market segments with strong growth prospects in both the near and long term ▪ We consistently manage a pipeline of growth initiatives within our market segments ▪ We aggressively compete on quality, service, innovation, and peak performance ▪ We attract and develop exceptional leaders who understand business deeply and can thrive in the Raven Way ▪ We’re on a path of continuous improvement, consistently taking actions to streamline processes, improve efficiencies, and increase value delivered to our customers ▪ We value our balance sheet as a source of strength and stability ▪ We make corporate responsibility a top priority 6

KEY MESSAGES ▪ We are aggressively investing in Raven Autonomy™ and Raven Composites™ to drive a step change in our long-term growth rate ▪ Raven Autonomy™ is Applied Technology’s strategic growth platform to become the industry leader in autonomous agricultural solutions ▪ Raven Composites™ is Engineered Films’ strategic growth platform to become the industry leader in reinforced composites ▪ We believe we can significantly augment growth, with modest reductions in margins and returns ratios, and drive higher value creation over the long term ▪ We are excited because of our unique position to win in each of these markets, and this significant extension of our corporate strategy is additive to our existing business model Well-Positioned and Increasing Investment for Exceptional, Long-Term Growth 7

Strategic Platforms for Growth Platforms Strategic 8

Strategic Platforms for Growth Platforms Strategic 9

BOLDLY INVESTING FOR EXCEPTIONAL GROWTH THE WHY ▪ We have a high return on invested capital, and we can multiply growth rates with increased investment ▪ We have a strong balance sheet and available borrowing capacity ▪ We see tremendous opportunity in autonomy in ag and reinforced composites ▪ By emphasizing M&A activity for Raven Composites™ we can maximize near-term opportunities while we invest for Raven Autonomy™ ▪ The necessary technology is ready to enable autonomy in ag, and the inflection point is here ▪ The fundamentals in our core businesses remain strong 10

STEVEN BRAZONES VICE PRESIDENT & CHIEF FINANCIAL OFFICER Investor Day 2019 11

CAPITAL ALLOCATION TOTAL INVESTMENT (IN MILLIONS) Investment by Division Allocation by Category $500 $500 ▪ 3X increase in total investment $400 $400 ▪ 4X increased investment in ATD (highest margin potential) $300 $300 ▪ Regular cadence of strategic acquisitions for EFD Millions Millions $200 $200 ▪ Dividend Payout – 30% to 40% of PY Earnings $100 $100 ▪ Opportunistic Share Repurchasing $0 $0 ATD EFD AERO CSD R&D M&A CAPEX Last 5 Yrs Next 5 Yrs Last 5 Yrs Next 5 Yrs *Note: ATD M&A in the next 5 years includes the acquisition of Smart Ag® and majority ownership interest in DOT® 12

LONG-TERM FINANCIAL OBJECTIVES LONG-TERM OBJECTIVES VS HISTORICAL AVERAGE Raven vs Peer Group Raven 10-Year Average (FY10 – FY19) Past Results vs Future Expectations ▪ Increase investment to 20% 20% leverage strong return ratios 15% 15% ▪ Drive a step change in growth rate ▪ Primary financial goal - 10% 10% annual earnings growth of 10% over the long term 5% 5% 0% 0% Return on Return on Return on Operating Return on Return on Return Operating Sales Equity Assets Income CAGR Sales Equity on Assets Income CAGR Peer Group Raven Raven 10-Year Average Long-Term Objective 13

LONG-TERM FINANCIAL OBJECTIVES EXPECTATIONS OVER THE LONG TERM Prior Long- Expectations for the Next New Historical Term Five Years Long-Term Actuals Guidance Yrs 1 - 2 Yrs 3 - 5 Guidance Division Profit (DP) ATD DP% 29% 32% - 34% 14% - 20% 23% - 30% 30% - 32% EFD DP% 17% 18% - 20% 16% - 19% 17% - 20% 18% - 20% AERO DP% 12% 15% - 20% 15% - 16% 15% - 20% 15% - 20% G&A (5%) (6%) (7%) (6%) (6%) Operating Income % 15% 18% 7% - 12% 13% - 17% 17% Growth Rates (GR) Consolidated Revenue GR 6% 10% 10 to 15% >20% 10% Consolidated Operating Income GR 3% 10% (-5) to 10% >25% 10% 14

RAVEN AUTONOMY™ Lon Stroschein, Director of Corporate Development 15

PRECISION AGRICULTURE STRATEGY INFLECTION POINTS A HISTORY OF SOLVING AG CHALLENGES Simple Rate Hydraulic Internet in Control: Steering: Cab: 1990s 2000s 2010 • Internal • Internal • Acquisition of Development Development Ranchview GPS Field Autonomy: Introduction: Computers 2019 2000s with Display: • Acquisitions of • Acquisition of 2000s Smart Ag, DOT, and AgSync Starlink • Internal • Internal Development Development 16

BOLDLY INVESTING FOR EXCEPTIONAL GROWTH

RAVEN AUTONOMY™

Raven Autonomy™ is a strategic growth platform which will propel Raven Applied Technology to become the industry leader in autonomous agricultural solutions, innovating smart machine platforms/implements to achieve near-autonomous solutions and progressing to full autonomous solutions across the farming enterprise.

Guidance
- Lightbar
- Acquisition of Starlink

Coordination & Optimization
- Steering
- SmarTrax™
- AutoBoom®
- Acquisition of Montgomery Industries
- Hawkeye® Nozzle Control System

Operator Assisted Autonomy
- Steering + Machine
- RS1™
- RCM Rate Control Module
- Slingshot®
- Acquisitions of Ranchview, SBG and AgSync

Supervised Autonomy
- RS1™
- RCM
- DOT® Investment
- Acquisition of Smart Ag®
- VSN™ Visual Guidance
- *Future Raven developments*

Full Autonomy
- DOT® Technology
- Smart Ag® Technology
- *The future of Raven*

RAVEN

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WHY RAVEN AUTONOMY™ Why Why Now Why We Are Excited • Raven is committed to maximizing • Market demand has matured • We are in a unique position to win operational efficiencies in the field • The necessary technology is ready to • Our customers are asking us to • We have industry-leading steering, enable autonomous solutions deliver autonomous solutions guidance and perception technology • We are ready to lead in the next • Raven Autonomy™ expands Applied • Autonomy in ag is an extension of our revolution in production agriculture Technology’s total addressable market best-in-class machine control • Boldly investing is essential to by 5X technology which we have been remaining the trusted innovator in innovating for 40 years precision agriculture 18

WHY US RAVEN ADVANTAGE TALENT RELATIONSHIPS ENDOWMENTS RECENT M&A Our engineering and Our Ag Retailer and OEM Our continual investment in Our acquisition of Smart Ag® innovation talent is excellent channels are very strong and R&D has resulted in the best and majority ownership provide efficient access to key technology portfolio suited to investment in DOT® propel markets deliver autonomous solutions Raven to the industry leader in autonomous agriculture solutions through perception, pathfinding, and machine automation 19

RAVEN AUTONOMY™ FUTURE INITIATIVES NEXT STEPS AND KEY MILESTONES FY20 FY21 – FY22 FY23 – FY25 •Acquisition of Smart Ag® •Bring to market and expand adoption of Dot •Expand product offerings (spraying, planting etc.) •Acquisition of Majority Ownership in DOT® Platform •Raven Autonomy™ solutions offered at the •Fill key positions •Expand implement partners for Dot Platform factory of strategic OEM partners •Invest in R&D to advance Raven Autonomy™ •Bring initial autonomous solutions to market and •Expand market adoption expand market adoption •Expand market share •Invest in R&D to expand product offerings •Deliver fully-autonomous solution •Partner with strategic OEMs 20

RAVEN COMPOSITES™ Anthony Schmidt, VP & General Manager, Raven Engineered Films 21

BOLDLY INVESTING FOR EXCEPTIONAL GROWTH RAVEN COMPOSITES™ Raven Composites™ is a strategic growth platform which propels EFD to become an industry leader in the reinforced composites market by leveraging our reinforced materials expertise to deliver rigid composites that replace heavier wood, metal, and other plastic materials while significantly improving appearance, strength, and durability. 22

WHY RAVEN COMPOSITES™ Why Why Now Why We Are Excited • Raven has strategically invested in high-value • A move to rigid composites combines our • Raven Composites™ expands Engineered laminating and multi-layer reinforcement existing expertise and film materials and is a Films’ total addressable market by 5X capabilities to solve customers’ challenges logical next step for our division • We have a proven history of innovating with thinner, lighter and stronger materials • Our technologies and innovative designs unique new products that meet the evolving • Expanding into rigid composites is a natural provide leverage for us to be market leaders market demand which will significantly adjacency that will greatly expand high-value providing multi-layer rigid composite panels increase our growth trajectory product offerings and sheeting • This bold investment is expected to double • The market opportunities for composites are • Demand is increasing in the market for Engineered Films’ profit CAGR over the next continuously expanding delivering significant thinner, lighter, and stronger composite five years revenue potential materials that increase transportation • Capitalizing on near-term opportunities will efficiencies and material durability and help balance our investment in Raven longevity Autonomy™ 23

WHY US RAVEN ADVANTAGE PERFORMANCE & SERVICE ENDOWMENTS SUCCESSFUL M&A DESIGN & QUALITY TRACK RECORD DEVELOPMENT Proven history of Unique combination Track record of exceptional service of capabilities and History of successfully Innovative product acquiring and superior product and support solving technologies making development to meet customer challenges barriers to entry integrating strategic performance and acquisitions that the challenges of our quality in multiple end greater for immediately expand customers markets competition our capabilities and deepen our vertical integration 24

RAVEN COMPOSITES™ FUTURE INITIATIVES NEXT STEPS AND KEY MILESTONES FY20 – FY21 FY21 – FY23 FY24 – FY25 • Establish partners in the industry • Introduce new products to market • Expand market share and vertical • Finalize product designs • Pursue greenfield opportunities integration • Execute M&A strategy • Execute M&A strategy • Execute M&A strategy • Invest in capital equipment • Further invest in unique manufacturing • Fill key positions capabilities 25

AEROSTAR DIVISION Lon Stroschein, Director of Corporate Development 26

RAVEN INDUSTRIES BOLDLY INVESTING FOR EXCEPTIONAL GROWTH Investor Day 2019 27